NMF Form N-SAR 10/31/14
Item No. 77.O - RULE 10f-3 AFFILIATED UNDERWRITER SYNDICATE TRANSACTIONS

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund
Nationwide High Yield Fund

Issuer Denbury Resources Inc. 5.5% due 05/01/2022

Underwriter/ Affiliated Participant Underwriter
Wells Fargo Securities/
UBS Investment Bank

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount

$20,000,000 firmwide/$1,250,000,000

Commission or % of Offering
1.25%

Purchase Date 04/16/2014

Adviser / Sub-Adviser UBS Global Asset Management (Americas) Inc.

Nationwide Fund Nationwide High Yield Fund

Issuer
Envision Healthcare Corp. 5.125% due 07/01/2022

Underwriter/ Affiliated Participant Underwriter Barclays Capital Inc./
UBS Investment Bank

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount
$6,000,000 firmwide/$750,000,000

Commission or % of Offering 1.25%

Purchase Date 06/12/2014

Adviser / Sub-Adviser UBS Global Asset Management (Americas) Inc.

Nationwide Fund Nationwide High Yield Fund

Issuer Legacy Reserves/Finance 6.625% due 12/01/2021

Underwriter/ Affiliated Participant Underwriter

Wells Fargo Securities/
UBS Investment Bank
Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount
$7,425,000 firmwide/$297,000,000

Commission or % of Offering 1.75%

Purchase Date

05/08/2014

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund Nationwide High Yield Fund

Issuer Societe Generale 6% due Perpetual (CUSIP: 83367TBH1)

Underwriter/ Affiliated Participant Underwriter Societe Generale/
UBS Investment Bank

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount
$8,000,000 firmwide/$1,500,000,000

Commission or % of Offering 1.5%

Purchase Date 06/19/2014

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund
Nationwide High Yield Fund

Issuer Athlon Holdings LP 6% due 05/01/2022

Underwriter/ Affiliated Participant Underwriter Citigroup Global Mkts Hldgs/
UBS Investment Bank

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount
$5,000,000 firmwide/$650,000,000

Commission or % of Offering
1.5%

Purchase Date
04/16/2014

Adviser / Sub-Adviser UBS Global Asset Management (Americas) Inc.

Nationwide Fund Nationwide High Yield Fund

Issuer Interactive Data Corp 5.875% 04/15/2019

Underwriter/ Affiliated Participant Underwriter Barclays Capital/
UBS Investment Bank

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount
$10,000,000 firmwide/$350,000,000

Commission or % of Offering 1.5%

Purchase Date 04/17/2014

Adviser / Sub-Adviser UBS Global Asset Management (Americas) Inc.

Nationwide Fund Nationwide High Yield Fund

Issuer
Transdigm Inc. 6% due 07/15/2022

Underwriter/ Affiliated Participant Underwriter Morgan Stanley & Co./
UBS Investment Bank

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount
$6,000,000 firmwide/$1,150,000,000

Commission or % of Offering 0.875%

Purchase Date 05/20/2014

Adviser / Sub-Adviser UBS Global Asset Management (Americas) Inc.

Nationwide Fund Nationwide High Yield Fund

Issuer
Calpine Corp 5.375% due 01/15/2023

Underwriter/ Affiliated Participant Underwriter
Morgan Stanley/
UBS Investment Bank

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount
$6,000,000 firmwide/$1,250,000,000

Commission or % of Offering
1.25%

Purchase Date
07/08/2014

Adviser / Sub-Adviser UBS Global Asset Management (Americas) Inc.

Nationwide Fund Nationwide High Yield Fund

Issuer
Capsugel S.A. 7.00%/7.45% PIK Toggle Notes due 05/15/2019

Underwriter/ Affiliated Participant Underwriter Citigroup Global Markets/
UBS Investment Bank

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount
$3,052,500 firmwide/$422,262,500

Commission or % of Offering
2.25%

Purchase Date
07/24/2014

Adviser / Sub-Adviser
UBS Global Asset Management (Americas) Inc.

Nationwide Fund Nationwide High Yield Fund

Issuer
Jupiter Resources Inc. 8.5% due 10/01/2022

Underwriter/ Affiliated Participant Underwriter
CS First Boston/
UBS Investment Bank

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount
$1,053,855 firmwide/$422,262,500

Commission or % of Offering
2.25%

Purchase Date 09/09/2014

Adviser / Sub-Adviser UBS Global Asset Management (Americas) Inc.

Nationwide Fund
Nationwide High Yield Fund

Issuer
Mem Prod Part LP/Fin Cor 6.875% due 08/01/2022

Underwriter/ Affiliated Participant Underwriter Barclays/
UBS Investment Bank

Aggregate  Principal Purchase Amount/ Aggregate Principal Offering Amount
$9,848,500 firmwide/$492,425,000

Commission or % of Offering 1.5%

Purchase Date

07/14/2014